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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 11, 2006


                         ANHEUSER-BUSCH COMPANIES, INC.
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               (Exact name of registrant as specified in charter)

          Delaware                       1-7823                   43-1162835
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

     One Busch Place,              St. Louis, Missouri                  63118
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code:  314-577-2000
                                                           ----------------


                                      NONE

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events.

         Attached in Exhibit 99 is a description of the fees paid to the members of the Board of Directors of Anheuser-Busch Companies, Inc. during 2005.

Item 9.01         Financial Statements and Exhibits.

         Exhibit 99 - Schedule of Anheuser-Busch Companies, Inc. Board of Directors fees in 2005.



                                 SIGNATURES
                                 ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANHEUSER-BUSCH COMPANIES, INC.
                                             (Registrant)



                                             BY:   /s/ JoBeth G. Brown
                                                 ----------------------------
                                                 JoBeth G. Brown
                                                 Vice President and Secretary

April 11, 2006
    (Date)

                                EXHIBIT INDEX
                                -------------

Exhibit No.     Description
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   99           Schedule of Anheuser-Busch Companies, Inc. Board of Directors
                fees in 2005.